SEPARATION AGREEMENT AND GENERAL RELEASE

This Separation Agreement And General Release ("Agreement") is made and entered into this 15th day of January, 2007, by and between E. Michele Vickery ("Employee"), and NovaMed Management Services, LLC ("Employer").

WHEREAS, Employee has been employed by Employer as Executive Vice President Operations;

WHEREAS, Employee and Employer now wish to terminate their employment relationship effective as of December 28, 2006 (the “Effective Date”);

WHEREAS, Employee and Employer desire to settle and resolve all issues arising out of Employee's employment with and termination from Employer without any disputes, proceedings or litigation on the following terms and conditions;

NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements contained herein, it is agreed by and between the parties that:

1.    This Agreement is entered into solely for the purpose of compromise and in an effort to resolve fully all matters related to or arising out of Employee's employment with Employer and her termination therefrom.

2.    In exchange for Employee’s execution of this Agreement:

(a)    Employer shall pay Employee fifteen (15) months of severance pay at Employee’s final base salary (excluding all incentive compensation, bonuses, and other extra compensation, if any) (the “Sum”), paid at normal payroll intervals and subject to normal tax withholding; provided; however, that Employee will not earn or accrue any bonus, vacation pay, sick pay, pension or retirement credit during the period in which she is receiving such payments. The payment of this Sum shall commence immediately after Employee signs and does not revoke this Agreement. Employee acknowledges that the payment of the Sum is in complete and final satisfaction of all severance payment obligations due and owing Employee by Employer, including those under the Employment Agreement dated as of August 17, 2001, as amended by theis First Amendment to Employment Agreement dated July 15, 2005, between Employer and Employee (collectively, the “Employment Agreement”). Employee further acknowledges that payment of the Sum is conditioned on Employee's compliance with all of her continuing obligations under the Employment Agreement, including those described in Article IV. In the event that Employee fails to comply with such continuing obligations, Employee shall be entitled to no further payments of the Sum and shall be obligated to return to Employer any payments received during any period of noncompliance. This remedy is in addition to the other remedies available to Employer, including temporary and permanent injunctive relief;

(b)    If continuation of coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), is elected by Employee, Employer shall pay the cost of Employee’s COBRA payments that are necessary to continue in place any health and dental insurance coverage covering Employee immediately prior to the Effective Date for the period from the Effective Date through the fifteen-month anniversary of the Effective Date. Notwithstanding the preceding sentence, to the extent Employee contributed toward the payment of such benefits during her employment, whether through regular payroll deductions or co-payments or otherwise, Employee agrees that she shall make similar contributions during such period. Such Employee contribution shall be deducted from the severance payments set forth in Section 2(a).

(c)    In accordance with Employer’s policy, Employer shall pay Employee all of Employee’s accrued, but unused, paid time off up to the Effective Date, less all necessary and appropriate federal, state and local taxes and other withholding; and

(d)    In accordance with Employer’s policy, Employer shall reimburse Employee for any expenses incurred by Employee in connection with her employment with Employer which have not yet been reimbursed.

(e)    In accordance with Section 3.3(b) of the Employment Agreement, and in addition to the Sum, Employee shall be eligible to receive any bonus (the “Bonus”) payable to her in accordance with the Company’s 2006 executive incentive compensation plan (the “Incentive Compensation Plan”), provided that the Bonus shall be calculated and determined in accordance with the terms and conditions of the Incentive Compensation Plan and shall be payable to Employee in a lump sum, less all applicable withholding, contemporaneous with the payment of bonuses to other members of the Company’s senior management team. Employer shall provide Employee a copy of the calculation and underlying assumptions used to determine her Bonus.

3.    All employment records shall reflect that Employee resigned from Employer.  In the event that Employee has not secured employment after the end of the severance period, Employer shall not contest any claim by Employee for unemployment.

4.    In return for the benefits provided to Employee pursuant to paragraphs 2 and 3 herein:

(a)    Employee, on behalf of herself and her agents, representatives, attorneys, assigns, heirs, executors, and administrators, fully and unconditionally releases and forever discharges each of the Employer, its agents, officers, directors, employees, parent, subsidiaries, affiliates, representatives, attorneys, assignees, heirs, executors and administrators (collectively, the“Released Parties”) from any and all liability, claims, demands, actions, causes of action, suits, grievances, debts, sums of money, agreements, promises, damages, back and front pay, costs, expenses, attorneys' fees, and remedies of any type, directly or indirectly regarding any act or failure to act that occurred up to and including the date on which Employee signs this Agreement, including, without limitation, all claims arising or that arose or may have arisen out of or in connection with Employee’s employment or separation of employment with Employer, and all claims for any act or failure to act that occurred up to the time that Employee signs this Agreement, including but not limited to claims under: (1) Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Civil Rights Act of 1866 (42 U.S.C. § 1981), the Age Discrimination in Employment Act, the Americans With Disabilities Act, the Fair Labor Standards Act, the National Labor Relations Act, the Employee Retirement Income Security Act, the Family and Medical Leave Act, the Illinois Human Rights Act, and the Illinois Wage Payment and Collection Act; (2) any other federal, state or local constitution, law, statute, ordinance, or regulation regarding employment, wages, commissions, bonuses, compensation, employee benefits, termination of employment, or discrimination in employment; or (3) the common law of the United States or any state relating to contracts, retaliatory discharge, fraud, defamation, or any other matter; provided, however, that Employee is not releasing (i) Employee’s rights, if any, to any unemployment compensation benefits to which she may be entitled as a result of her separation of employment with Employer; (ii) Employee’s rights, if any, to any vested benefits she may have under any employee benefit program or plan of Employer; or (iii) Employee’s rights under this Agreement.

(b)    Non-disparagement. For a period of six (6) years following the Effective Date, Employee agrees not to do anything, and not to make any oral or written statement to any person (including without limitation any employee, client, physician-partner, physician-user, customer, supplier, or vendor of Employer or any of its affiliates), that disparages or places in a false or negative light Employer, its affiliates or any of their respective past or present officers, employees, products, or services.

(c)    Benefits. Employee acknowledges that she is not owed any other payments or health or welfare benefits, including, without limitation, any bonus payment, from Employer or any of its affiliates except as otherwise expressly provided in this Agreement. In addition, Employee acknowledges that upon termination of her status as an employee of Employer, she shall not be eligible for any continued disability and life insurance or continued participation in Employer’s 401(k) plan, including, without limitation, the abilities to make additional contributions under such plan and to receive matching contributions from Employer; provided, however, that (i) Employee may elect to continue her life insurance coverage on an individual basis at her own cost and expense and (ii) if participating, Employee may elect to continue coverage for her flexible spending account through WageWorks for the remainder of 2006.

(d)    Stock Options. Employee has options to acquire common stock in NovaMed, Inc. pursuant to the terms and conditions of various stock option agreements. Pursuant to the terms of those agreements, Employee will have ninety (90) days following the Effective Date to elect to exercise any options that were vested as of the Effective Date. All unvested options and restricted stock awards as of the Effective Date shall terminate.

(e)    Transition. Employee agrees to cooperate with and assist Employer with the transition of her responsibilities with Employer to other employees of Employer, which cooperation and assistance will include, without limitation, making herself reasonably accessible and available to respond to inquiries and questions from Employer from time to time; provided, however, such assistance does not interfere with Employee’s subsequent employment.

5.    This Agreement, its execution, and implementation shall not in any respect be construed, and shall not be admissible in any proceeding, as evidence of (a) an admission by Employer of an unlawful employment practice under any federal, state or local statute, regulation, order, or public policy, or (b) an admission by Employer of a violation of the common law or public policy of the State of Illinois or that of any other State, or under federal law, relating to the discharge of employees or the termination of the employment relationship between employer and employee, or (c) wrongdoing of any kind.

6.    This Agreement shall be binding upon and inure to the benefit of Employee and Employer and their respective representatives, predecessors, heirs, parent, subsidiaries, affiliates, successors and assigns. Employee agrees that in the event that any claim, suit or action shall be commenced by her heirs, executors or administrators against Employer, its agents, officers, directors, employees, representatives, parent, subsidiaries, affiliates, attorneys, assignees, heirs, executors and administrators, arising out of any charge, claim or cause of action of any nature whatsoever, known or unknown, including, but not limited to, claims, suits or actions relating to Employee's employment with Employer and her subsequent termination therefrom, this Agreement shall constitute a complete defense to any such claims, suits or actions so instituted. This provision does not waive Employee's right to enforce this Agreement.

7.    Employee agrees that this document and any and all matters concerning this settlement will be regarded as confidential communications between the parties hereto and will not be disseminated by Employee through publication of any sort or be released by Employee in any manner or means to any third party. Employee acknowledges that Employer is required to publicly disclose this termination of employment and any other required information related thereto for purposes of satisfying its disclosure obligations under federal securities laws.

8.    The parties acknowledge that they have entered into this Agreement for their mutual benefit in good faith and that the terms of this Agreement will be complied with in good faith and reasonableness.

9.    The parties also understand and agree that in the event any provision of this Agreement is deemed to be invalid or unenforceable by any court or administrative agency of competent jurisdiction, the Agreement shall be deemed to be restricted in scope or otherwise modified to the extent necessary to render the same valid and enforceable, or, in the event that any provision of the Agreement cannot be modified or restricted so as to be valid and enforceable, then the same shall be deemed excised from the Agreement if circumstances so require, and the Agreement shall be construed and enforced as if such provision had originally been incorporated therein as so restricted or modified, or as if such provision had not originally been contained therein, as the case may be.

10.   Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall preclude or interfere with your participation in any investigations or proceedings by, or filing any charge with, the United States Equal Employment Opportunity Commission ("EEOC") with respect to a violation of the civil rights laws administered by the EEOC, provided, however, that you acknowledge and agree that you hereby waive any and all rights you may have to recovery (whether monetary or otherwise) in connection with any such charge.

11.   By signing this Agreement, Employee affirms that she has returned to Employer all of its property that was or is in her possession, custody or control, including but not limited to all keys, access cards, computer hardware (including blackberry mobile device), materials, papers, books files, documents, records, policies, client and customer information and lists, marketing information, design information, specifications and plans, data base information and lists, mailing lists, notes, computer software and programs, data, and any other property or information that Employee had relating to Employer and/or its customers, clients, employees, plans, strategies, inventions, policies, or practices (whether those materials are in paper or computer-stored form). Employee affirms that she has not retained any such property or information in any form, and that she will not give copies of such property or information or disclose their contents to any other person. Notwithstanding the foregoing, Employee may retain the laptop computer provided to her by Employer.

12.   This instrument constitutes and contains the entire agreement and understanding between the parties concerning the subject matter of this Agreement, and supersedes all prior negotiations, proposed agreements and understandings, if any, between the parties; provided, however, that nothing herein shall be construed as affecting or limiting the survivability or enforceability of the terms and conditions of Article IV of the Employment Agreement.

13.   Employee specifically acknowledges that she was given a complete copy of this Agreement and had ample opportunity to review this Agreement and raise questions concerning its meaning and effect.

14.   Employee states that she has read and understands that this Agreement is meant as a settlement and release, releasing Employer, its agents, officers, directors, employees, representatives, parent, subsidiaries, affiliates, attorneys, assignees, heirs, executors and administrators, from any and all claims she may have against them, that she voluntarily agrees to the terms set forth herein, that she knowingly and willingly intends to be legally bound by the same, that she was given adequate opportunity to consider the Agreement, and that the terms and conditions hereof were determined by negotiation.

15.   Employee specifically acknowledges that, at least twenty-one (21) days prior to the required date for executing this document, Employee was given a complete copy of this Agreement and by this Agreement was advised in writing to consult with an attorney concerning its meaning and effect. Employee understands that she may revoke this document in writing, by sending written notice to John W. Lawrence, Jr., NovaMed Management Services, LLC, 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611, not later than seven (7) days after execution hereof. This Agreement shall not be effective or enforceable until the seven (7) day revocation period has expired. , in which event this Agreement will be of no effect and Employee will be entitled to none of the benefits provided hereunder.

16.   Employee acknowledges that:

a.	Employee has carefully read this Agreement and fully understands its meaning;

b.	Employee had the opportunity to take up to 21 days after receiving this Agreement to decide whether to sign it;

c.	Employer advised Employee in writing, when it gave this Agreement to Employee, that Employee should consult with an attorney before signing it;

d.	Employee is signing this Agreement knowingly, voluntarily, and without any coercion or duress; and

e.	Everything Employee is receiving for signing this Agreement is described in the agreement itself, and no other promises or representations of any kind have been made to cause Employee to sign it.

17.   Employer acknowledges that Employee’s consulting for or development of an individual ambulatory surgery center that is not located in the Territory (as defined as of the Effective Date in accordance with Section 4.2 of the Employment Agreement) shall not constitute a failure to comply with Section 4.2 of the Employment Agreement.

[Signature Page to follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

EMPLOYER:

NOVAMED MANAGEMENT SERVICES, LLC

By:	/s/ Thomas S. Hall
Thomas S. Hall, President

EMPLOYEE:

/s/ E. Michele Vickery
E. Michele Vickery